UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 17, 2017
Date of Report (Date of earliest event reported)

 AP GAMING HOLDCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55119	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Ste #100
AP Gaming Holdco, Inc.
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)
(702) 722-6700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 17, 2017, AP Gaming Holdco, Inc. issued a press release announcing the confidential submission of a draft registration statement on Form S-1 to the United States Securities and Exchange Commission (“SEC”) relating to a potential initial public offering of its common stock. The number of shares to be offered and the price range for the offering have not been determined. The initial public offering is expected to commence sometime after the SEC completes its review process, subject to market and other conditions.  AP Gaming Holdco, Inc. intends to list its common stock under the ticker symbol “AGS.”

A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of AP Gaming Holdco, Inc., dated April 17, 2017, titled “AGS Files Confidential Draft Registration Statement for Proposed Initial Public Offering”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AP GAMING HOLDCO, INC.

Date: April 17, 2017	By:	/s/ Kimo Akiona
Name: Kimo Akiona
Title: Treasurer
(Principal Financial and Accounting Officer)

Exhibit No.	Description

99.1	Press Release of AP Gaming Holdco, Inc., dated April 17, 2017, titled “AGS Files Confidential Draft Registration Statement for Proposed Initial Public Offering”